UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 12, 2009

Summit Financial Group, Inc.

(Exact name of registrant as specified in its charter)

             West Virginia                                                               No. 0-16587                                                        55-0672148
                    State or other jurisdiction of                               (Commission File Number)                                       (I.R.S. Employer
                    incorporation or organization)                                                      Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry Into Material Written Agreement

On February 12, 2009, Summit Financial Group, Inc. (“Summit”) entered into individual Indemnification Agreements with the directors of Summit and its subsidiary bank, Summit Community Bank, Inc.  The Indemnification Agreements supplement the existing indemnification provided for in Summit’s Restated Articles of Incorporation and Summit Community Bank’s bylaws.  The Indemnification Agreements provide that the directors will be indemnified to the fullest extent permitted by law.  They also provide for the advancement of expenses to the fullest extent permitted by law.  The obligations of Summit under the Indemnification Agreement are contractual and cannot be amended without the consent of both the director and the Company.

A copy of a form of Indemnification Agreement is attached hereto as Exhibit 1.01 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

1.01	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUMMIT FINANCIAL GROUP, INC.

Date:  February 18, 2009                                                                                                                          By:   /s/ Julie R. Cook
                                                   Julie R. Cook
                                                   Vice President and
                                                   Chief Accounting Officer